UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2016

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 13, 2016, GMS Inc. (the “Company” or “GMS”) issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference, announcing the Company’s financial results for the three months ended July 31, 2016.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2016, the Company announced that Lynn Ross, age 49, will be promoted to serve as the Company’s Corporate Controller and Chief Accounting Officer, effective September 13, 2016. Ms. Ross will replace Richard Alan Adams, age 56, who has served as the Company’s Vice President, Chief Accounting Officer, and Chief Technology Officer since August 2014. Mr. Adams will remain with the Company and serve as its Vice President and Chief Information Officer, effective September 13, 2016.

Ms. Ross has served as the Corporate Controller of the Company since January 2015. Prior to joining the Company, she served as the Corporate Controller for Floor and Decor Outlets of America, Inc., a retailer of floor and wall coverings. From 2004 to 2011, Ms. Ross worked for Georgia-Pacific LLC in positions of increasing responsibility, most recently in a Vice President/Controller role. Prior to 2004, Ms. Ross was an Audit Senior Manager at Deloitte & Touche LLP, an international accounting firm. Ms. Ross holds a B.S.B.A. in accounting from Appalachian State University and is a certified public accountant.

Ms. Ross does not have any family relationships with any executive officer or director of the Company.

Ms. Ross is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

The slide presentation furnished as Exhibit 99.2 hereto, and incorporated herein by reference, will be presented to certain investors of GMS on September 13, 2016 and may be used by GMS in various other presentations to investors.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits:

Exhibit Number	Description
99.1	Press Release of GMS Inc., dated September 13, 2016.
99.2	GMS Inc. presentation to investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: September 13, 2016	By:	/s/ H. Douglas Goforth
Name: H. Douglas Goforth
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of GMS Inc., dated September 13, 2016.
99.2	GMS Inc. presentation to investors.